Exhibit 10.27

***Text Omitted and Filed Separately
with the Securities and Exchange Commission.
Confidential Treatment Requested
Under 17 C.F.R. Sections 200.80(b)(4)
and 240.24b-2.

January 18, 2005

Metabasis Therapeutics, Inc.
9390 Towne Centre Drive, Suite 300
San Diego, CA 92121

Re:                             Exclusive License and Research Collaboration Agreement dated as of December 23, 2003 (the “Collaboration Agreement”) between Merck & Co., Inc.  (“Merck”) and Metabasis Therapeutics, Inc.  (“Metabasis”)

Ladies and Gentlemen:

This Letter (this “Letter”) will confirm the understanding of Merck and Metabasis regarding certain matters relating to the Collaboration Agreement and is intended to be legally binding on both parties.  Capitalized terms used but not otherwise defined in this Letter shall have the meanings provided in the Collaboration Agreement.  The Parties hereby confirm, acknowledge and agree that (a) pursuant to Section 2.7.1 of the Collaboration Agreement, the Research Program Term has been extended by Merck, with Metabasis’ concurrence, for an additional one (1) year period beyond the Initial Research Program Term; and (b) without limiting any other provision of the Collaboration Agreement, such Extended Research Program Term shall remain subject to Section 2.7.2.

Pursuant to this Letter, and in furtherance of the requirements of Sections 2.3.2 and 2.7.1 of the Collaboration Agreement, the Parties further confirm, acknowledge and agree as follows:

1.             During the Extended Research Program Term subject to this Letter, Metabasis shall dedicate [***] FTEs to the Research Program to work directly on the Research Program, all of which shall be funded by Merck in accordance with Section 5.2 of the Collaboration Agreement and which shall otherwise remain subject to Section 2.3 of the Collaboration Agreement;

2.             The Research Plan has been modified and is fully set forth in its entirety in its current form in Exhibit A to this Letter (the “Amended Research Plan”) and the original Schedule I to the Initial Research Plan (as defined in that certain Letter Agreement executed between the Parties on the Effective Date of the Collaboration Agreement) shall be amended and

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restated in its entirety in its current form as set forth in Schedule I to Exhibit A to this Letter (and for the avoidance of doubt, Schedules II, III, IV and V to the Research Plan shall remain in the forms attached to the Initial Research Plan);

3.             The definition of “Collaboration Compound” set forth in Section 1.5 of the Agreement, is hereby amended and restated in its entirety as follows: ““Collaboration Compound” shall mean a chemical entity that is synthesized solely by a Party or jointly by the Parties prior to or in the course of the Research Program, or prior to the [***] of the expiration or termination of the Research Program Term, that is: (a) [***] that [***] incorporates HepDirect Technology; (b) [***] of a [***] that [***] incorporates HepDirect Technology; and/or (c) [***] of a [***] that does not [***] incorporate HepDirect Technology.”;

4.             The definition of “Merck HCV Compound” set forth in Section 1.35 of the Agreement, is hereby amended and restated in its entirety as follows: ““Merck HCV Compound” shall mean (a) any of the [***] specifically listed under [***] on Part A of Schedule I to the Research Plan; and/or (b) any of the Designated Compounds.”;

5.             The definition of “Metabasis Know-How” set forth in Section 1.41 of the Agreement, is hereby amended and restated in its entirety as follows: ““Metabasis Know-How” shall mean Know-How directed to: (a) HepDirect Technology or [***] Technology developed [***] prior to the Effective Date or [***] outside of the course of the Research Program during the Research Program Term; or (b) any improvement or enhancement to any item described in the preceding clause (a) developed [***] in the course of the Research Program during the Research Program Term; but excluding, in each case, Metabasis Patents.”;

6.             The definition of “Metabasis Patents” set forth in Section 1.42 of the Agreement, is hereby amended and restated in its entirety as follows: ““Metabasis Patents” shall mean Patents claiming any Invention directed to: (a) HepDirect Technology or [***] Technology conceived [***] prior to the Effective Date or [***] outside of the course of the Research Program during the Research Program Term; or (b) any improvement or enhancement to any item described in the preceding clause (a) conceived [***] in the course of the Research Program during the Research Program Term.  Metabasis Patents shall include, without limitation, the HepDirect Patents.”;

7.             The following definition is hereby added to Article 1 of the Agreement as Section 1.63 thereof: ““Designated Compounds” shall mean [***] individual compositions of matter, each of which is [***] listed under Part B of Schedule I to the Research Plan.  No later than February 15, 2005, Merck shall provide Metabasis with written notice specifically identifying the Designated Compounds.  In no event shall Merck have the right to designate any Designated Compound after February 15, 2005 without the mutual agreement of Metabasis.”

8.             The following definition is hereby added to Article 1 of the Agreement as Section 1.64 thereof: ““[***] Technology” shall mean (a) [***]; and/or (b) [***].”;

9.             Metabasis acknowledges and agrees that Merck’s representation and warranty under Section 6.2(c) of the Agreement extends only to [***] as it existed on the Effective Date;

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10.          This Letter shall become effective as of October 22, 2004.  Except as amended by this Letter, together with the Schedules and Exhibits attached hereto, the terms and conditions of the Collaboration Agreement shall remain in full force and effect in all other respects, unless further amended by written agreement in accordance with Section 11.7 of the Collaboration Agreement.  On and after the effectiveness of this Letter, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof’, “herein” or words of like import referring to the Collaboration Agreement shall mean and be a reference to the Collaboration Agreement as amended by this Letter.  The Parties hereby further agree that the terms and conditions set forth in Article 11 of the Collaboration Agreement, including without limitation the Assignment and Change of Control provisions of Section 11.2, the Applicable Law provisions of Section 11.5 and the Dispute Resolution provisions of Section 11.6, shall apply to this Letter as if fully set forth herein; and

11.          This Letter may be executed (including, without limitation, by facsimile signature) in two counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

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If the foregoing is acceptable to you, please sign this Letter in the space provided below and return it to me.

Sincerely,

MERCK & CO., INC.

By:	/s/ Mervyn J. Turner
Name:	Mervyn J. Turner
Title:	Senior Vice President Worldwide
Licensing and External Research

Agreed to and accepted as of the date first set forth above:

METABASIS THERAPEUTICS, INC.

By:	/s/ Ed Baracchini
Name:	Ed Baracchini, Ph.D., MBA
Title:	Vice President, Business Development

EXHIBIT A

Amended Research Plan

The Research Plan may be revised to [***], subject to mutual agreement by the Parties and subject to availability of FTEs within the Research Program as described in the Agreement.

During the [***] of the Research Program [***]. In summary, over [***].  One of the most interesting [***] which was found to be [***].  When the compound was [***]. [***], at the same time the [***].  Thus the [***].  A series of [***] was prepared and tested for [***].  [***] was observed.  [***] was seen, suggesting a [***].

[***].  Interestingly, the [***].  On the basis of [***].  As an additional control [***].

[***]
[***]	[***]	[***]
[***]	[***]	[***]

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A – 1

Most recently,  the [***]. Approximately [***] seen below have been prepared. Note that the list includes [***].

[***]

During the Extended Research Program Term the following are the high priority objectives for the collaboration:

•                                          Merck and Metabasis will [***].

•                                          Metabasis will [***]

1)             [***]

2)             [***];

3)             [***].

•                                          Once [***] will be [***].  If satisfactory [***].  In addition, [***].

•                                          Merck will [***], such as:

•                  [***]

and [***] of the following (assuming [***]):

•                  [***]

•                  [***]

•                                          Assuming [***], Merck will [***].

•                  [***]

•                  [***]

•                  [***]

Finally, the Committee will determine the [***] listed on Schedule I to this Research Plan.

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SCHEDULE I

Merck HCV Compounds

Part A of Schedule I.

[***]

[***]

[***]

[***]

[***]

[***]

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[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

Part B of Schedule I.

[***] for Designated Compounds.

[***]

[***]

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